UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1997


               Commission file number 33-12664-D


                 WORLDWIDE GOLF RESOURCES, INC.
       (Exact name of registrant as specified in charter)


          Nevada                                  88-0335511
     (State of other jurisdiction of           (I.R.S. Employer
     incorporation or organization)          Identification Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                 89119
     (Address of Principal Executive Office)         (Zip Code)

                            (702) 866-5880
           (Registrant's Telephone Number, Including Area Code)

                              Copies To:

                        Donald J. Stoecklein, Esq.
                              Attorney at Law
                     1850 E. Flamingo Rd., Suite 111
                        Las Vegas, Nevada  89119
                              (702) 794-2590

Worldwide Golf Resources, Inc.  Page Two

Item No. 1.    Changes in Control of Registrant.

On September 15, 1997, the Board of Directors made the following changes:

1. Jeffrey B. Johnson was elected President, Treasurer and Chief Financial Officer.
2.   Walter Gregory Chomichuk was elected as Vice President/International.
3.   Debra K. Amigone was elected Secretary of the corporation.

At the annual shareholders' meeting held October 6, 1997, the following were elected to serve on the Board of Directors until the next annual meeting of shareholders:

1.        Mac Shahsavar
2.        Elaine Affleck
3.        Seyed Torabian
4.        Srini Chary
5.        Jeffrey B. Johnson


Item No. 2.    Acquisition or Disposition of Assets.

On October 23, 1997, WORLDWIDE GOLF RESOURCES, INC. executed a Merger Agreement for the purchase of 100% ownership of 680104 Alberta, Ltd., d/b/a Golfjack. (A copy is attached hereto as Exhibit A.)

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

No events to report.

Item No. 6.    Resignation of Registrant's Directors.

Andrew J. Rafkin III was nominated for re-election to the Board of Directors but, prior to the annual shareholders' meeting, Mr. Rafkin resigned as a director and was removed from the ballot.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


Exhibit  -  Merger  Agreement between Worldwide Golf  Resources,  Inc.  and
            680104 Alberta, Ltd. Referenced in Item No. 2 above.


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By:/s/Jeff Johnson                             Dated:   November 5, 1997
--------------------------
Jeff Johnson, President


By:/s/Debra K. Amigone                          Dated: November 5, 1997
---------------------------
Debra K. Amigone, Secretary

                               EXHIBIT A




                             MERGER AGREEMENT

                                  BETWEEN

                      WORLDWIDE GOLF RESOURCES, INC.

                                    And

                           680104 ALBERTA, LTD.
                             MERGER AGREEMENT

     THIS MERGER AGREEMENT dated this 18th day of September, 1997, made and entered into by and among Worldwide Golf Resources, Inc., a corporation organized and existing under the laws of the State of Nevada registered with the U.S. Securities and Exchange Commission ("SEC") under 12(g) of the Securities and Exchange Act of 1934 (the "Exchange Act"), with principal offices at 1850 E. Flamingo Rd., Suite 111, Las Vegas, Nevada 89119, (hereinafter referred to as "WGR"), and the exchanging shareholders of 680104 Alberta, Ltd. ("ALBERTA"), an Alberta corporation, (hereinafter referred to as "ALBERTA Shareholders"), which shareholders are set forth hereinbelow, (hereinafter collectively referred to as "the parties").


                                WITNESSETH:

      WGR and ALBERTA propose to merge pursuant to this Merger Agreement (the "Merger Agreement"), which provides for the merger of ALBERTA with WGR, with ALBERTA remaining as a wholly owned subsidiary of WGR (the "Merger"), pursuant to the applicable laws of the State of Nevada, at the Closing, as defined herein, with the intent to qualify the transactions provided for herein as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). This Merger Agreement records the representations and warranties made by WGR and ALBERTA in connection with the Merger, sets forth certain covenants and agreements of the parties, provides conditions to the obligations of the parties and sets forth other provisions relating to the Merger.


      WHEREAS, ALBERTA Shareholders own and/or have the right to sell, transfer and exchange all (100%) of the shares of the common stock, par value $.001 per share, of ALBERTA; and

       WHEREAS,   WGR   presently  has  approximately   12,223,748   shares
outstanding, prior to the completion of the Reorganization anticipated herein.

      WHEREAS, WGR desires to acquire all of the issued and outstanding common stock of ALBERTA in exchange for 537,500 shares of the Common Stock, par value $.001 per share, of WGR and ALBERTA Shareholders desire to make such exchange;

     WHEREAS, WGR and ALBERTA Shareholders agree that all of the outstanding shares of ALBERTA shall be exchanged for 537,500 shares of the Common Stock of WGR in a transaction intended to qualify as a "reorganization" within the meaning of Section 368 (a) (1) (B) of the Internal Revenue Code of 1986 as amended.

     WHEREAS, immediately after the completion of the Reorganization, there will exist approximately 12,761,248 shares of Common Stock of WGR, of which the previous ALBERTA Shareholders will possess 537,500 and the WGR Shareholders will possess 12,223,748 shares.

       NOW THEREFORE, WGR and ALBERTA each in consideration of the agreements, covenants and conditions contained herein, hereby make the following representations and warranties, and give the following covenants and agree as follows:

1. Exchange of Securities. Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 6 hereof (hereinafter referred to as the "Closing") , and in reliance on the prospective representations and warranties of each party to the other hereunder, WGR will issue and deliver or cause to be issued and delivered to ALBERTA Shareholders 537,500 shares of WGR restricted Common Stock together with other documents and matters referred to in paragraph 5. In exchange for which ALBERTA Shareholders will deliver or cause to be delivered to WGR certificates evidencing not less than 100% of the issued and outstanding shares of ALBERTA, in each case duly endorsed for transfer in blank or accompanied by a blank stock power or with such other endorsement or instrument, together with other documents and matters referred to in paragraph 4. The shares of Stock of ALBERTA shall be converted at a ratio of 895.83 shares of WGR for each share of ALBERTA stock. The number of shares issued to the ALBERTA Shareholders shall be rounded up as required to issue a full share.

1.1 From and after the Closing, each holder of a certificate theretofore representing issued and outstanding Shares, upon the surrender of such certificates to WGR, be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of WGR
     Common Stock into which the Shares theretofore represented by the certificate or certificates so surrendered shall have been converted pursuant to paragraph 1. Above. From and after the Closing, until so surrendered, each certificate theretofore representing Shares shall be deemed for all corporate purposes, except as set forth in the next sentence, to evidence the number of shares of WGR Common Stock into which such Shares shall have been converted. Unless and until any such certificates shall be so surrendered, the holder of such certificate shall no have any right to receive any dividends paid or other distributions made to holders of record of WGR Common Stock after the Closing. Upon surrender of a certificate representing Shares, the holder of record thereof shall receive, together with certificates representing the shares of WGR Common Stock to which such holder shall be entitled, all dividends and other distributions which shall have been paid or made to holders of record of WGR Common Stock after the Closing with respect to such shares of WGR Common Stock, without interest therein.

1.2 Immediately after the Closing, the stock transfer books of ALBERTA shall be closed except for registration of transfers incident to the conversion of ALBERTA common stock into common stock of WGR pursuant to paragraph 1 above, and no transfer of record of Shares shall thereafter be made or consummated.

1.3 The WGR Common Stock to be issued in exchange for the Shares has not been registered under the Securities Act of 1933, as amended, by reason of an exemption therefrom, and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legends and any legend required to be placed thereon by applicable state securities laws:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION OF THE ISSUER'S COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

2. Representations and Warranties and Agreements of ALBERTA. ALBERTA Shareholders, being the 100% shareholders of ALBERTA represents and warrants to WGR, all of which representations and warranties shall be true and shall survive closing, that:

(a) ALBERTA is a corporation duly organized and validly existing and in good standing under the laws of Alberta Canada and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Certified copies of the Certificates of Incorporation, the Bylaws and minutes of all Board of Directors meetings of ALBERTA, which have heretofore been furnished by ALBERTA to WGR, are a true and correct copy of said Certificate of Incorporation, Bylaws and minutes including all amendments to the date hereof. ALBERTA, and or the Board of Directors of ALBERTA have duly filed any and all certificates and reports required to be filed to date by any governmental authority.

(b) ALBERTA is authorized to issue an unlimited number of Class A, B, C, D, E, F, and G shares of common stock, no par value per share (hereinafter referred to as "Common Stock of ALBERTA"), of which 600 shares have been validly issued and are now outstanding. There are no other shares of common stock, convertible or other securities, or rights, warrants or options with respect to any shares of stock or securities of ALBERTA authorized, issued or outstanding.

(c ) Neither ALBERTA nor any of its directors, officers, agents or employees, is in violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to ALBERTA's business or operations. Consummation of the transactions contemplated hereby, and continuation of ALBERTA's business in the same manner as heretofore conducted by it will be in compliance with all applicable laws, rules, regulations and requirements of all governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

(d) ALBERTA is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws and ALBERTA is not in material default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to ALBERTA's business, to which it is a party or by which it is bound, or to which its assets are subject. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of incorporation of Bylaws of ALBERTA or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which ALBERTA is a party or by which ALBERTA is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon said assets.

(e) ALBERTA Shareholders have full power to exchange the shares of the common stock of ALBERTA on behalf of themselves upon the terms provided for in this Agreement. Said shares have been duly and validly issued, are fully paid and nonassessable, and are free and clear of any lien or other encumbrance.

(f) The financial statements prepared by Tait & Company Chartered Accountants attached hereto as Exhibit 1, constitutes substantially true and correct statements as of such date of the financial condition of ALBERTA and of its assets, liabilities and income, prepared in accordance with accounting principles consistently applied by the said corporation and that from the date hereof, and until the date of closing, no dividends or distributions of capital, surplus, or profits shall be paid or declared by ALBERTA in redemption of its outstanding shares or otherwise, nor shall any additional shares be issued by said corporation.

(g) Since June 30th, 1997 ALBERTA has not engaged in any transaction other than transactions in the normal course of the operations of its business, except as specifically authorized by WGR in writing.

(h) ALBERTA is not involved in any pending or threatened litigation which would materially affect its financial condition as shown by said balance sheets of ALBERTA, Exhibit 1 hereto, which has not been provided for on said balance sheets or referred to in said balance sheets or disclosed to WGR in writing.

(i) ALBERTA has and will have at the time of closing, good and marketable title to all its property and assets shown on Exhibit 1 hereto free and clear of any and all liens or encumbrances or restrictions, except as shown on Exhibit 1 hereto and except for taxes and assessments due and payable after the date of closing and easements or minor restrictions with respect to its real property which do not materially affect the present use of such real property.

(j)  ALBERTA  has  filed  with  the appropriate governmental  agencies  all forms, notices and tax returns required to be filed by it. All liability for taxes shown on Federal and State tax returns filed have been paid or the liability therefor has been provided for in the attached financial statements, Exhibit 1 hereto, and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

(k) ALBERTA has patent rights, for the "GolfJack," a device to assist golfers in improving their golf games, as follows:
         (i) ALBERTA has a US patent #5527042 and has filed a Continuation In Part (CIP) in the US which updates the original patent to reflect improvements not included with the original application.
        (ii) ALBERTA has outstanding patent applications in Canada, Taiwan, Thailand and Japan. These filings were made after issuance of the above noted US patent.
       (iii) Additional patent protection comes from the CIP application referred to above. The claims made under ALBERTA's CIP are covered under numerous countries around the world who are parties to the Patent Cooperation Treaty. This protection is valid for one year after the acceptance of the claims of the CIP.

(1) ALBERTA enjoys peaceful and undisturbed possession under all written, verbal or implied leases to which it is a party. All such leases are valid, and enforceable in accordance with their terms, and no party thereto is in default thereunder.

(m) No one other than ALBERTA has any right, title, interest, restriction, lien or encumbrance in, on or to the business conducted by it.

(n) ALBERTA does not have any material obligation, liability, contract, agreement, lease, sublease, commitment or understanding of any kind, nature, or description, fixed or contingent, due or to become due, existing or inchoate, other than those reflected in Exhibit 1.

(o) There are no suits or proceedings at law or in equity, or before any governmental agency or arbitrator, pending, or to the knowledge of ALBERTA, threatened, anticipated or contemplated, which in any way adversely affect ALBERTA or its business and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations affecting ALBERTA or its assets or to which ALBERTA, or ALBERTA is or may become a party which in any way affects ALBERTA. There are no claims against ALBERTA or ALBERTA pending, or to the knowledge of ALBERTA, threatened, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

(p)  To the best of the knowledge of ALBERTA since inception:

           (i) neither ALBERTA nor any of its current or former directors, officers, or employees nor any third party acting on behalf of ALBERTA have, directly or indirectly, made any bribes, kickbacks or other payments of a similar or comparable nature, or made any gifts or rebates or any gratuitous payment of any kind whether lawful or not, to any person or entity, public or private, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or obtaining financing or to obtain special concessions or to pay for favorable treatment for business secured or for special concessions already obtained;

          (ii) no funds or property of any kind of ALBERTA was donated, loaned, or made available, directly or indirectly, for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

           (iii) no officer, employee, contractor or agent of ALBERTA was compensated, directly or indirectly, by ALBERTA for time spent or expenses incurred in performing services for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

          (iv) ALBERTA has not made any loans, donations, or other disbursements, directly or indirectly, to officers employees of ALBERTA or others for contributions made, or to be made, directly or indirectly, for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign; and

           (v) ALBERTA has not, or any other person or entity acting on behalf of ALBERTA, maintained or maintains a bank account, or other account of any kind whether domestic or foreign, which account was not reflected in the corporate books and records of which account was not listed, titled or identified in the name of ALBERTA.

(q) Since the date of the Financial Statements set forth in Exhibit 1, there has not been:

          (i) any material adverse change in the properties, assets, business, affairs or prospects of ALBERTA nor, to the knowledge of
     ALBERTA,   are   any   such   changes  threatened,   anticipated,   or
     contemplated;

          (ii) any actual or, to the knowledge of ALBERTA, threatened, anticipated, or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority which has affected or may hereafter affect the properties, assets, business, affairs or prospects of ALBERTA;

          (iii)      any material and adverse dispute, pending or,  to  the
     knowledge of ALBERTA, threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of ALBERTA or any pending or, to the knowledge of ALBERTA, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any reduction in the amount, or any change in the terms or conditions of business with any substantial customer, supplier, or source of financing;

          (iv) any pending or, to the knowledge of ALBERTA threatened or contemplated occurrence or situation of any kind, nature or description peculiar to the business of ALBERTA and materially and adversely affecting the properties, assets, business, affairs or prospects of ALBERTA, or

          (v) any reduction of capital, redemption of stock or dividend or distribution with respect to stock by ALBERTA.

(r) ALBERTA has not taken any action which may result in WGR having any responsibility, obligations, or liability for any finder or broker fees, commission or other compensation payable in connection with any of the transactions contemplated hereby.

(s) ALBERTA has received licensing rights for the reproduction, trademarks, trade names, trademark applications, service marks and formula rights, know-how and trade secrets which are used in or are reasonably necessary for the conduct of its business, without conflict or infringement of any kind, and subject to no restriction, lien, encumbrance, right, title or interest in others. All of the foregoing stand in the name of ALBERTA and not in the name of any stockholder, director, officer, agent, partner or employee or anyone else known to ALBERTA or ALBERTA, none of the same have any right, title, interest, restriction, lien or encumbrance therein, or thereon or thereto.

(t) ALBERTA has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

(u) Each of the representations, warranties and agreements of ALBERTA is true and correct in every respect as of the date hereof. ALBERTA will exonerate and indemnify WGR against all claims, suits, obligations, liabilities, and damages, including without limitation of the foregoing, reasonable attorneys' fees, based upon, arising out of or resulting from any breach of any of the representations, warranties or agreements of ALBERTA herein or any certificate delivered pursuant hereto, or nonfulfillment of any of its undertakings hereunder or thereunder or any actual or alleged occurrence or situation in any way inconsistent herewith or therewith.

(v) Every representation, warranty and agreement of ALBERTA set forth in this Agreement and any certificate delivered pursuant hereto and every one of the rights and remedies of WGR for any one or more breeches hereof shall survive and not be deemed waived by Closing, and shall be effective regardless of any investigation that may have been made at any time by or on behalf of WGR.

3.        Representations  and  warranties  and  Agreements  of  WGR.   WGR
represents and warrants to ALBERTA, all of which representations and warranties shall be true and shall survive closing, that:

(a) WGR is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and has the corporate powers to own its property and carry on its business as and where it is now being conducted. Certified copies of the Certificates of Incorporation, the Bylaws and minutes of all Board of Directors meetings of WGR, which have heretofore been furnished by WGR to
     ALBERTA, are a true and correct copy of said Certificate of incorporation, Bylaws and minutes including all amendments to the date hereof. WGR has duly filed any and all certificates and reports required to be filed to date by any governmental authority including but not limited to Forms 10-K for year ended 1996 and such other reports as may be required by the Securities Act of 1934, as amended.

(b) The shares of WGR's common stock to be issued and delivered to ALBERTA pursuant to this Agreement will, upon issuance and delivery pursuant hereto, be duly authorized, validly issued, fully paid and nonassessable.

(c) WGR has full right, power and authority to execute, deliver and perform the terms of this Agreement. This Agreement has been duly authorized by WGR and when approved by its Board of Directors will constitute the binding obligation of it, enforceable in accordance with its terms.

(d) WGR has authorized 50,000,000 shares of common stock, par value, $.0001 per share, of which approximately 12,223,748 shares are issued and now outstanding. All such outstanding shares were validly issued and are fully paid and nonassessable. There are no other shares of stock, convertible or other securities, or rights, warrants or options with respect to any shares of stock or securities of WGR authorized, issued or outstanding. WGR has not granted any right of first refusal or any option to any underwriter, finder, broker or participant.

(e) WGR's audited financial statements dated December 31, 1996 and 10-K for 1996, which are attached hereto as Exhibit 2 are correct and complete and fairly present the financial condition of WGR at the date described therein and have been prepared in accordance with generally accepted accounting principles consistently applied. Until the date of Closing, no dividends or distributions of capital, surplus, or profits shall be paid or declared by WGR in redemption of its outstanding shares or otherwise.

(f) Neither WGR nor any of its directors, officers, agents or employees, is in violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to WGR's business or operations. Consummation of the transactions contemplated hereby, and continuation of WGR's business will be in compliance with all applicable laws, rules, regulations and requirements of all governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any governmental authority.

(g) WGR is not in default under or in violation of any provision of its Articles of Incorporation or Bylaws and WGR is not in material default under or in violation of any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to WGR's business, to which it is a party or by which it is bound, or to which its assets are subject.

(h) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of WGR or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which it is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon said assets.

(i) Since December 31, 1996, WGR has not engaged in any transaction other than transactions in the normal course of the operations of its business.

(j) WGR is not involved in any pending or threatened litigation which would materially affect its financial condition as shown by said balance sheets of December 31, 1996, Exhibit 2 hereto, which has not been provided for on said balance sheets or referred to in said balance sheets or disclosed to ALBERTA in writing.

(k) WGR has and will have at the time of closing, good and marketable title to all its property and assets shown on Exhibit 2 hereto free and clear of any and all liens or encumbrances or restrictions, except as shown on Exhibit 2 hereto and except for taxes and assessments due and payable after the date of closing.

(l) WGR has filed with the appropriate governmental agencies all forms, notices and tax returns required to be filed by it through 1996. Its Federal income tax returns either have been examined by the Internal Revenue Service and settled or no waiver of statutes of limitations executed or given by WGR for years to and including the year ending December 31, 1996, and there are no unpaid assessments nor proposed assessments of Federal income taxes pending against WGR. All liability for taxes shown on Federal and State tax returns filed have been paid or the liability therefor has been provided for in the attached financial statements, Exhibit 2 hereto, and all Federal and State income or franchise taxes for periods subsequent to the periods covered by said returns likewise have been paid or adequately accrued.

(m) WGR does not have any material obligation, liability, contract, agreement, lease, sublease, commitment or understanding of any kind, nature, or description, fixed or contingent, due or to become due, existing or inchoate, other than those reflected in Exhibit 2, and those described in subparagraph 3 (e).

(n) There are no suits or proceedings at law or, in equity, or before any governmental agency or arbitrator, pending, or to the knowledge of WGR, threatened, anticipated or contemplated, which in any way adversely affect WGR or its business and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations affecting WGR or its assets or to which WGR is or may become a party which in any way affects WGR. There are no claims against WGR pending, or to the knowledge of WGR's officers, threatened, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein. Although not deemed by the Company to be material, the Company is currently defending a suit by Andy Rafkin, a prior director of the Company. In addition, the Company is in litigation over the Golf Auto Tee with the original owners, relating to royalty payments.

(o)  To the best of the knowledge of WGR since inception:

          (i) neither WGR nor any of its current or former directors, officers, or employees nor any third party acting on behalf of WGR have, directly or indirectly, made any bribes, kickbacks or other payments of a similar or comparable nature, or made any gifts or rebates or any gratuitous payment of any kind whether lawful or not, to any person or entity, public or private, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or obtaining financing or to obtain special concessions or to pay for favorable treatment for business secured or for special concessions already obtained;

          (ii) no funds or property of any kind of WGR was donated, loaned, or made available, directly or indirectly, for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

          (iii ) no officer, employee, contractor or agent of WGR was compensated, directly or indirectly, by WGR for time spent or expenses incurred in performing services for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign;

          (iv) WGR has not made any loans, donations, or other disbursements, directly or indirectly, to officers or employees of WGR or others for contributions made, or to be made, directly or indirectly, for the benefit of, or for the purpose of opposing any government or subdivision thereof, political party, candidate or committee, either domestic or foreign; and

          (v) WGR has not, or any other person or entity acting on behalf of WGR, maintained or maintains a bank account, or other account of any kind whether domestic or foreign, which account was not reflected in the corporate books and records or which account was not listed, titled or identified in the name of WGR.

(p) Since the date of the Financial Statements set forth in Exhibit 2, there has not been:

          (i) any material adverse change in the properties, assets, business, affairs or prospects of WGR nor, to the knowledge of WGR, are any such changes threatened, anticipated, or contemplated;

          (ii) any actual or, to the knowledge of WGR, threatened, anticipated, or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority which has affected or may hereafter affect the properties, assets, business, affairs or prospects of WGR;

          (iii) any material and adverse dispute, pending or, to the knowledge of WGR threatened, anticipated or contemplated of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of WGR or any pending or, to the knowledge of WGR, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier, or source of financing;

          (iv)  any  pending  or,  to the knowledge of  WGR  threatened  or contemplated occurrence or situation of any kind, nature or description peculiar to the business of WGR and materially and adversely affecting the properties , assets, business, affairs or prospects of WGR, or

          (v) any reduction of capital, redemption of stock or dividend or distribution with respect to stock by WGR.

(q) WGR's Board of Directors has authorized the execution, delivery and performance of this Agreement. All current directors and officers of WGR will at any time or from time to time hereafter execute whatever actions ALBERTA may deem necessary or desirable to effect, perfect or confirm of record or otherwise in ALBERTA's shareholders, full right, title and interest in and to 537,500 shares of the issued and outstanding shares of WGR or to carry out the intent and purposes of the transactions contemplated hereby.

(r) WGR has not made any material misstatements of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

(s) Each of the representations, warranties and agreements of WGR is true and correct in every respect as of the date hereof. WGR will exonerate and indemnify ALBERTA against all claims, suits, obligations, liabilities,, and damages, including without limitation of the foregoing, reasonable attorneys' fees, based upon, arising out of or resulting from any breach of any of the representations, warranties or agreements of WGR herein or any certificate delivered pursuant hereto, or nonfullfilment of any of its undertakings hereunder or thereunder or any actual or alleged occurrence or situation in any way inconsistent herewith or therewith.

(t) Every representation, warranty and agreement of WGR set forth in this Agreement and any certificate delivered pursuant hereto and every one of the rights and remedies of ALBERTA for any one or more breaches hereof shall survive and not be deemed waived by Closing, and shall be effective regardless of any investigation that may have been made at any time by or on behalf of ALBERTA.

4. Conditions to the Obligations of WGR. The obligations of WGR hereunder shall be subject to the conditions that:

(a) WGR shall not have discovered any material error or misstatement in any of the representations and warranties made by ALBERTA herein and all the terms and conditions of this Agreement to be performed and complied with shall have been performed and complied with.

(b) There shall have been no substantial adverse changes in the conditions, financial, business or otherwise of ALBERTA from the date of it's financials set forth in Exhibit 1, and until the date of closing, except for changes resulting from those operations in the usual and ordinary course of the business, and between such dates the business and assets of ALBERTA shall not have been materially adversely affected as the result of any fire, explosion, earthquake, flood, accident, strike, lockout, combination of workmen, taking over of any such assets by any governmental authorities, riot, activities of armed forces, or acts of God or of the public enemies.

(c) ALBERTA shall have delivered or caused to be delivered to WGR unaudited financial statements for ALBERTA per Exhibit 1.

5. Conditions to the Obligations of ALBERTA. The obligations of ALBERTA hereunder are subject to the conditions that:

(a) ALBERTA shall not have discovered any material error or misstatement in any of the representations and warranties made by WGR herein and all the terms and conditions of this Agreement to be performed and complied with by WGR shall have been performed and complied with.

(b) WGR will call a meeting of its Board of Directors for the purpose of voting upon and authorizing this Agreement and the transactions contemplated hereby. At such meeting, the Directors shall be asked to consider and vote upon the following: (i) approval to issue 537,500 shares of common stock to ALBERTA Stockholders (ii) approval of this Agreement, and, (iii) transact such other business as may properly come before the meeting.

(c) WGR shall have delivered or caused to be delivered to ALBERTA audited financial statements for WGR dated December 31, 1996, and WGR's latest 10Q for period ending June 30, 1997.

6. Closing. The closing shall take place at 2:00 p.m., on September 30th, 1997, or at such other time and place as the parties hereto shall agree upon. WGR shall take control of and all of its assets as of the date of Closing. From such time all operations shall be the sole responsibility and under the sole control of WGR.

7. Actions at the Closing. At the closing, WGR and ALBERTA will each deliver, or cause to be delivered to the other, the securities to be exchanged in accordance with Section 1 of this Agreement, or an irrevocable order to the respective transfer agent to issue the stock, and each party shall pay any and all Federal and State taxes required to be paid in connection with the issuance and the delivery of their respective securities. All stock certificates shall be in the name of the party to which the same are deliverable.

     7.1 In addition, the following transactions will take place. WGR will deliver to ALBERTA:

(a) Duly certified copies of corporate resolutions and other corporate proceedings taken by WGR to authorize the execution, delivery and performance of this Agreement.

(b) Certificate by a principal officer of WGR attesting to the fact that all of the representations and warranties of WGR are true and correct as of the Closing and that all of the conditions to the obligations of ALBERTA to be performed by WGR have been performed as of the Closing Date.

(c) Certificate of corporate good standing from the Secretary of State of the State of Nevada of a recent date, (not older than 30 days).

(d)  Board Resolution of WGR Resolution approving the the Merger Agreement.

(e)  Stock Certificates representing 537,500 shares of WGR.

     7.2 ALBERTA will deliver to WGR:

(a) Certificates of corporate good standing from the appropriate governing authority in Alberta, Canada of a recent date for ALBERTA.

(b) Certificate by ALBERTA that each of the representations and warranties of ALBERTA are true and correct as of the Closing and that all of the conditions to the obligations of WGR to be performed by ALBERTA have been performed as of the Closing.

(c) Stock certificates representing 100% of the issued and outstanding shares of ALBERTA.

(d) Shareholders resolution of ALBERTA establishing a new Board of Directors of ALBERTA as follows:
          Gord Tait
          Mac Shahsavar
          Jeff Johnson

8. Conduct of Business. Between the date hereof and the Closing, ALBERTA shall provide that ALBERTA conduct its business in the same manner in which it has heretofore been conducted and ALBERTA will not permit ALBERTA to (1) enter into any contract, etc., other than in the ordinary course of business, or (2) declare or make any distribution of any kind to the stockholders of ALBERTA, without first obtaining the written consent of WGR.

9. Board of Directors. Immediately after the closing, the Board of Directors of WGR shall have a meeting, at which meeting of WGR, the existing Board of Directors of WGR shall elect, as the sole shareholder of ALBERTA, Board of Directors as set forth in paragraph 7.

10. Reporting Requirements. Subsequent to the Closing, ALBERTA will provide all information to allow WGR to timely comply with all prospective reporting requirements (including reporting the transaction contemplated herein) as promulgated by the Internal Revenue Service and the Securities and Exchange Commission, and WGR will so comply.

11. Access to the Properties and Books of ALBERTA. ALBERTA hereby grants to WGR, through it's duly authorized representatives and during normal business hours between the date hereof and the Closing Date, the right of full and complete access to the properties of ALBERTA and full opportunity to examine their books and records.

12. Cost of Reorganization. Each party hereto shall pay its own expenses and costs incident to the preparation of this Agreement and to the consummation of the transaction contemplated herein. However, upon completion of the transaction as set forth herein, the legal fees of ALBERTA shall not be assumed by WGR after completion of the transaction.

13. Stock Restriction. The parties understand and agree that the shares of stock being received by ALBERTA will have a Rule 144 restriction.

14. Trade Name Usage for "Golfjack". WGR shall have the rights to the name Golfjack and or any other name utilized by ALBERTA in the development, marketing, and distributing of the Golfjack product.

15.  Miscellaneous.

(a)  This  Agreement  shall  be  controlled,  construed  and  enforced   in
     accordance with the laws of the State of Nevada.

(b) This Agreement shall not be assignable by either party without prior written consent of the other.

(c) All paragraph headings herein are inserted for convenience only. This Agreement may be executed in several counterparts, each of which shall be deemed an original, which together shall constitute one and the same instrument.

(d) This Agreement sets forth the entire understanding between the parties, there being no terms, conditions, warranties or representations other than those contained herein, and no amendments hereto shall be valid unless made in writing and signed by the parties hereto.

(e) This Agreement shall be binding upon and shall inure to the benefit of the heirs, executors, administrators and assigns of ALBERTA and upon the successors and assigns of WGR.

(f) In the event any party hereto has to resort to legal action to enforce any of the terms hereof, the prevailing party shall be entitled to collect attorney's fees and other costs from the party in default.

(g) All notices, requests, instructions or other documents to be given hereunder shall be in writing and sent by registered mail:

     If to WGR, then:

     Jeff Johnson
     President
     Worldwide Golf Resources, Inc.
     1850 E. Flamingo, Suite 111
     Las Vegas, Nevada 89119

with copies to

     Donald J. Stoecklein
     Sperry Young & Stoecklein
     1850 E. Flamingo, Suite 111
     Las Vegas, Nevada 89119

If to ALBERTA, then:

     Gord Tait
     President
     680104 Alberta, Ltd.
     528-6 Street South
     Box 1232
     Lethbridge, AB T1J4A4


(h) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any part to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

Worldwide Golf Resources, Inc.

By:/s/Jeff Johnson
   _________________________
   Jeff Johnson, President

680104 Alberta, Ltd.

By:/s/Gord Tait
   ------------------------
   Gord Tait, President

Alberta Shareholders

/s/ Bruce Tait
_____________________
Bruce Tait

/s/Gordon Tait
_____________________
Gordon Tait

/s/Donna Tait
_____________________
Donna Tait

/s/Jody Tait
_____________________
Jody Tait

/s/Dean Spriddle
_____________________
Dean Spriddle

/s/Jennifer Spriddle
_____________________
Jennifer Spriddle